[AIM LOGO APPEARS HERE]

                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT


                                  ANNUAL REPORT                   MARCH 31, 1998

                    -------------------------------------------

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                           For shareholders who seek
                              to earn a high level
                               of current income
                              that is free of both
                         federal and Connecticut taxes.

                    -------------------------------------------

ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o During the fiscal year ended 3/31/98, the Fund paid distributions of $0.552 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
       THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   The fiscal year ended March 31, 1998, turned out to be a good
   [PHOTO OF       one for bonds, including tax-exempt municipal bonds. While
  Charles T.       yields were low enough to make the market inviting for bond
    Bauer,         issuers, they were still attractive to investors given the
 Chairman of       continued low rate of inflation.
 the Board of          During the first part of the year, concern about the
   THE FUND        inflationary potential of vigorous economic growth rendered
 APPEARS HERE]     bond market participants relatively cautious, as investors expected the Federal Reserve Board (the Fed) to raise interest rates to cool the expansion. Late in 1997, the focus turned to the potential negative impact of Asia's financial crisis in the U.S. and abroad. Expectations performed an about face, and fixed-income markets rallied in anticipation that the Fed would lower rates to counteract the dampening effects from the Far East situation. The rally in fixed-income markets was reflected in the yield on the benchmark 30-year U.S. Treasury Bond, which fell from 6.27% just prior to the Hong Kong stock market plunge on October 27 to 5.92% on December 31, 1997.
    Municipal bonds participated in the rally and finished strongly in 1997. As interest rates fell, more new municipal bonds entered the market, ending a long-standing drought in new-issue supply and increasing liquidity.
    By the close of the fiscal year, the much-anticipated economic slowdown had yet to arrive. Municipal-bond and Treasury yields, which had continued their downward spiral in January, headed upward in February as the chance of the Fed's lowering rates was pushed further into the future. Just as the reporting period closed, the Fed chose to leave the benchmark federal funds rate at 5.50%, unchanged for a full 12 months. The yield on the 30-year U.S. Treasury Bond stood at 5.93%, about the same as at the beginning of the quarter.
    The following pages feature an interview with your Fund's managers. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.

EDUCATION EVENT WILL OFFER INVESTORS A REVIEW OF INVESTMENT POSSIBILITIES
AIM has always championed investor education, convinced that a more knowledgeable shareholder is a better customer. At AIM, we strongly believe every investor is well served by fundamental information about the saving and investing choices offered by the marketplace. A great deal of investment information will be available during an upcoming event that we hope our shareholders will participate in and learn from to the greatest extent possible.
    The event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable.
    The first National Summit on Retirement Savings will be held at the White House in June. Under the auspices of the Department of Labor working through public/private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action that would promote private retirement savings among American workers. We encourage you to look for further information on this White House summit in the national and local press.
    We are pleased to send you this report on your AIM Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Remember that automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be accessed through our Web site, at www.aimfunds.com.


                      -----------------------------------

                          While yields were low enough
                          to make the market inviting
                               for bond issuers,
                           they were still attractive
                        to investors given the continued
                             low rate of inflation.

                      -----------------------------------


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

THE MANAGERS' OVERVIEW

MUNICIPAL BONDS ENJOY GOOD YEAR
--------------------------------------------------------------------------------

A roundtable discussion with the Fund management team for AIM Tax-Exempt Bond Fund of Connecticut for the fiscal year ended March 31, 1998.

Q.  IT WAS GENERALLY A GOOD YEAR FOR BONDS. HOW DID THE FUND PERFORM?

A. Although the strong rally in the bond market lost some of its momentum toward the end of the reporting period, it was still a good year for fixed-income investments, including municipal issues. And while bond yields dropped to their lowest levels in decades, they were still attractive considering the low rate of inflation. In line with this trend, your Fund continued to provide solid current income (see chart below), exempt from federal taxes, while preserving relative stability of net asset value.
        For the year ended March 31, 1998, total return was 7.78%. During the fiscal year, net asset value per share remained within a relatively narrow range of $10.73 to $11.17, continuing the Fund's history of relative price stability as illustrated by the accompanying chart. The Fund's net assets stood at $40.6 million at the end of the reporting period.

Q. WHAT WAS THE IMPACT OF THE LOW-INFLATION ENVIRONMENT ON FIXED-INCOME SECURITIES?

A. Most types of bonds, including municipal issues, tended to appreciate in value as the fiscal year progressed because of low inflation and falling interest rates. For the 12-month period ended March 31, 1998, consumer prices rose just 1.4% and the Federal Reserve Board (the Fed) left interest rates unchanged. Borrowing costs actually declined as the year progressed as it became increasingly evident that inflation was not a serious threat.
        Bonds also were given a boost by last summer's agreement to balance the federal budget and the turmoil that hit world stock markets in the fall. Investors began shifting more assets into bonds, especially U.S. Treasury securities, after global stock markets plunged in October following the Asian currency devaluations. Early in 1998, however, the bond rally began to lose some of its vigor as the economy continued to grow at a healthy pace, dampening prospects that the Fed would lower interest rates in the immediate future.

Q.  WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET?

A. The municipal-bond market tended to mirror the U.S. Treasury market. When the U.S. Treasury market rallied strongly in the second half of 1997, municipal bonds also appreciated in value, although not quite as dramatically as Treasury issues.
        The fiscal year also witnessed an increase in new-issue supply as many state and local governments rushed to refinance existing debt to take advantage of falling interest rates. Approximately $267 billion in new municipal bonds entered the market in 1997, the largest amount in three years. And some analysts are predicting


================================================================================
FUND PROVIDES ATTRACTIVE INCOME
--------------------------------------------------------------------------------
As of 3/31/98

30-Day Distribution Rate at NAV              5.00%

Taxable Equivalent Distribution Rate*        8.67%

30-Day SEC Yield at Maximum Offering Price   3.48%

Taxable Equivalent 30-Day SEC Yield*         6.03%

* Assumes highest marginal federal tax rate of 39.6% and Connecticut state rate of 4.5%.
================================================================================

================================================================================
HISTORY OF NET ASSET VALUE STABILITY
--------------------------------------------------------------------------------
10/3/89 - 3/31/98

10/3/89      10.00%          9/92         10.66          9/95         10.86
12/89        10.05           12/92        10.65          12/95        11.01
3/90          9.99           3/93         10.88          3/96         10.81
6/90         10.03           6/93         11.08          6/96         10.76
9/90         10.40           9/93         11.33          9/96         10.80
12/90        10.07           12/93        11.29          12/96        10.88
3/91         10.11           3/94         10.69          3/97         10.77
6/91         10.19           6/94         10.63          6/97         10.90
9/91         10.40           9/94         10.58          9/97         11.01
12/91        10.52           12/94        10.34          12/97        11.09
3/92         10.31           3/95         10.71          3/98         11.04
6/92         10.55           6/95         10.77
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

TOP FIVE BOND HOLDINGS

As of 3/31/98, based on total net assets

================================================================================
                                         Coupon         Maturity        %
--------------------------------------------------------------------------------
1. Connecticut State Special Tax         6.50%          10/01/12      4.34
   Obligation

2. Connecticut Development Authority     7.25%          10/15/15      4.20


3. Connecticut Health and Education      6.875%         07/01/09      3.81
   Facilities Authority

4. Connecticut State Special Tax         6.80%          06/01/03      3.44
   Obligation

5. Connecticut State Housing Mortgage    6.30%          11/15/17      3.39
   Finance Program

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

    that $240 billion in new municipal securities could be issued in 1998. We believe the increase in supply will enhance liquidity in the municipal-bond market.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. We emphasized revenue bonds, which are paid with income generated by various projects such as hospitals, highways, and housing. The creditworthiness of revenue bonds tends to be less sensitive to the political environment than that of general obligation bonds, which are paid with tax dollars. Public opposition to tax hikes is making it increasingly difficult for state and local governments to raise taxes to support general obligation bond issues.
        We particularly liked revenue bonds for essential services, such as water and sewer service, gas and electric service, and solid waste disposal. The demand for these services tends to remain constant regardless of economic trends.

Q.  ARE YOU CONTINUING TO MAINTAIN A HIGH-QUALITY PORTFOLIO?

A. Yes, as of March 31, 1998, the Fund had an average portfolio quality rating of AA-/Aa- as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc., two widely known credit rating agencies. S&P and Moody's ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.
        Approximately 45% of the portfolio's holdings were securities rated AAA, and 92% of the portfolio was rated A or better. Credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--comprised about 39% of the portfolio.

Q.  HOW DO YOU MANAGE FOR TAX EFFICIENCY?

A. We make every effort to avoid transactions that would result in capital gains that are not offset by capital losses. For the past five years, the Fund has paid no taxable capital gains distributions or ordinary income distributions.

Q.  DO YOU BELIEVE A FLAT TAX OR A NATIONAL SALES TAX WILL BE ADOPTED?

A. We believe that tax reform will not resurface as a serious issue until the presidential election campaign in the year 2000. While there has been much discussion about such far-reaching proposals as a flat tax or a national sales tax--two plans that would eliminate the tax-exempt status of municipal bonds--we don't think either will be adopted for several reasons. For one, a flat tax could mean higher taxes for most Americans. We also don't believe Washington would eliminate the tax-advantaged status of municipal debt at a time when more public spending responsibilities are being transferred to the state and local level.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. We remain optimistic about bonds, including municipal issues. If the economy continues to grow at a steady pace and inflation remains low, it should bode well for fixed-income securities. In Connecticut, the economic expansion has entered its sixth year, and this trend is expected to continue in the coming months.
        The yields and prices of municipal bonds are attractive in comparison to taxable U.S. Treasury securities. Consequently, as Treasury supply diminishes in response to a shrinking federal deficit and more Americans become subject to higher tax brackets, municipal bonds could gain in popularity.
        If the Fed leaves monetary policy unchanged in the months ahead, we expect bond yields to remain within a relatively narrow range around their current levels. If yields rise, however, we are prepared to take advantage of such a trend by investing in higher income-generating securities.

================================================================================
PORTFOLIO COMPOSITION
As of 3/31/98, based on total assets
--------------------------------------------------------------------------------

GENERAL OBLIGATION BONDS    16%
CASH/CASH EQUIVALENTS        5%
REVENUE BONDS               79%

NUMBER OF HOLDINGS          67
AVERAGE MATURITY            11.3 Years
DURATION                     4.3 Years
================================================================================

Long-Term Performance

AIM TAX-EXEMPT BOND FUND OF CONNECTICUT VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 10/3/89-3/31/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Municipal Bond Index. Unlike your Fund, the index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
GROWTH OF A $10,000 INVESTMENT

3/31/89 - 3/31/98
--------------------------------------------------------------------------------
               AIM TAX-EXEMPT BOND                     LEHMAN BROTHERS
               FUND OF CONNECTICUT                  MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------
10/3/89             $9,524                                $10,000

3/31/90              9,789                                 10,431

3/31/91             10,613                                 11,393

3/31/92             11,622                                 12,532

3/31/93             13,082                                 14,102

3/31/94             13,560                                 14,429

3/31/95             14,345                                 15,501

3/31/96             15,240                                 16,801

3/31/97             15,977                                 17,717

3/31/98             17,219                                 19,618
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/98, including sales charges

Inception (10/3/89)        6.61%
5 Years                    4.63
1 Year                     2.63*

*7.78% excluding sales charges
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

MARCH 31, 1998

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
MUNICIPAL OBLIGATIONS-95.44%

EDUCATION-10.48%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University); Series F RB
  6.875%, 07/01/09          BBB+   Baa1     $  1,475   $ 1,543,779
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Quinnipiac College); RB
  4.90%, Series D,
  07/01/98                  BBB-   -             100       100,097
------------------------------------------------------------------
  7.25%, Series 1989 B,
    07/01/99(b)(c)          AAA    NRR           450       477,531
------------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)        AAA    Aaa           335       355,964
------------------------------------------------------------------
Connecticut Regional
  School District No. 5
  (Towns of Bethany,
  Orange and Woodbridge);
  1993 Issue GO
  5.50%, 02/15/07(d)        AAA    Aaa           500       530,785
------------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)        -      A1          1,205     1,244,476
------------------------------------------------------------------
                                                         4,252,632
------------------------------------------------------------------

ELECTRIC-4.24%

Connecticut Development
  Authority (Connecticut
  Power & Light Co.);
  Series 1993 A PCR
  3.65%, 09/01/28(g)        A-1+   VMIG-1         15        15,000
------------------------------------------------------------------
Connecticut Development
  Authority (New England
  Power Co.); Series 1985
  Fixed Rate PCR
  7.25%, 10/15/15           A+     A1          1,600     1,703,200
------------------------------------------------------------------
                                                         1,718,200
------------------------------------------------------------------

GENERAL OBLIGATION-12.30%

Bridgeport (Town of),
  Connecticut; Series A
  Unlimited GO
  6.00%, 09/01/06(d)        AAA    Aaa           875       971,198
------------------------------------------------------------------
Brooklyn (City of),
  Connecticut; Unlimited
  Tax GO
  5.50%, 05/01/06(d)        AAA    Aaa           250       267,813
------------------------------------------------------------------
  5.70%, 05/01/08(d)        AAA    Aaa           250       270,540
------------------------------------------------------------------
Chester (Town of),
  Connecticut; Series 1989
  GO
  7.00%, 10/01/05           -      A             190       200,657
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
GENERAL OBLIGATION-(CONTINUED)

Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)     NRR    NRR      $    480   $   522,384
------------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement); GO
  6.75%, Series 1991 A,
    03/01/01(b)(c)          NRR    NRR           200       217,660
------------------------------------------------------------------
  6.50%, Series 1992 A,
    03/15/02(b)(c)          NRR    NRR           300       329,955
------------------------------------------------------------------
  5.25%, Series 1972 Fixed
    Rate, 07/01/02          AA-    Aa3           190       190,163
------------------------------------------------------------------
Mansfield (City of),
  Connecticut; Series 1990
  GO
  6.00%, 06/15/07           -      A1            100       110,634
------------------------------------------------------------------
  6.00%, 06/15/08           -      A1            100       111,029
------------------------------------------------------------------
  6.00%, 06/15/09           -      A1            100       112,325
------------------------------------------------------------------
New Britain (City of),
  Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)        AAA    Aaa           400       450,876
------------------------------------------------------------------
North Canaan (City of),
  Connecticut; Series 1991
  GO
  6.50%, 01/15/08           -      A             125       144,170
------------------------------------------------------------------
  6.50%, 01/15/09           -      A             125       144,540
------------------------------------------------------------------
  6.50%, 01/15/10           -      A             125       144,676
------------------------------------------------------------------
  6.50%, 01/15/11           -      A             125       144,208
------------------------------------------------------------------
Somers (City of),
  Connecticut; Series 1990
  Various Purpose GO
  6.00%, 12/01/10           -      A1            190       213,934
------------------------------------------------------------------
Westbrook (City of),
  Connecticut; Series 1992
  GO
  6.40%, 03/15/10(d)        AAA    Aaa           380       441,188
------------------------------------------------------------------
                                                         4,987,950
------------------------------------------------------------------

HEALTH CARE-16.62%

Connecticut Health and
  Education Facilities
  Authority
  (Bridgeport Hospital);
  1992 Series A RB
  6.625%, 07/01/18(d)       AAA    Aaa           500       549,275
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Capital Asset);
  Series 1989 B RB
  7.00%, 01/01/00(f)        A      A1            200       209,204
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority
  (Danbury Hospital); 1991
  Series E RB
  6.50%, 07/01/14(d)        AAA    Aaa      $    750   $   810,570
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Hospital For Special
  Care); Series 1997 B RB
  5.375%, 07/01/17          BBB    Baa2        1,000       992,210
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Middlesex Hospital);
  1992 Series G RB
  6.25%, 07/01/02(b)(c)     AAA    Aaa         1,100     1,190,409
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (New Britain Memorial
  Hospital); Series 1991 A
  RB
  7.75%, 07/01/02(b)(c)     NRR    NRR           500       577,740
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series F RB
  5.40%, 07/01/09(d)        AAA    Aaa         1,000     1,061,330
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Veteran
  Memorial Medical
  Center); Series 1996 A
  RB
  5.50%, 07/01/26(d)        AAA    Aaa           500       511,750
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New
  Haven Hospital); Series
  1990 F RB
  7.10%, 07/01/00(b)(c)     AAA    Aaa           775       840,193
------------------------------------------------------------------
                                                         6,742,681
------------------------------------------------------------------

HOUSING-13.50%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  7.00%, Series 1991 A-1,
    11/15/09                AA     Aa2           450       482,135
------------------------------------------------------------------
  6.55%, Series 1991 C,
    Sub-Series C-3,
    11/15/13                AA     Aa2           310       332,112
------------------------------------------------------------------
  7.00%, Series C,
    11/15/99(e)             AA     Aa            320       330,550
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
Connecticut (State of)
  (Housing
  Mortgage Finance Program); RB
  6.00%, Series 1993 E-1,
  05/15/17                  AA     Aa       $    675   $   707,258
------------------------------------------------------------------
  5.95%, Series E-1,
    05/15/17                AA     Aa2           500       532,785
------------------------------------------------------------------
  6.30%, Series C-1,
    11/15/17                AA     Aa          1,270     1,373,530
------------------------------------------------------------------
  6.25%, Series C-2,
    11/15/18                AA     Aa2           750       810,675
------------------------------------------------------------------
  6.70%, Series C-2,
    11/15/22(e)             AA     Aa2           365       393,415
------------------------------------------------------------------
  5.85%, Series C-2,
    11/15/28(e)             AA     Aa3           500       513,110
------------------------------------------------------------------
                                                         5,475,570
------------------------------------------------------------------

LEASE RENTAL-1.07%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project);
  1991 Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/10(d)        AAA    Aaa           400       431,932
------------------------------------------------------------------

RESOURCE RECOVERY-5.53%

Connecticut State Resource
  Recovery Authority
  (American Ref-Fuel
  Co.-Southeastern
  Connecticut Project);
  Series 1988 A RB
  8.00%, 11/15/15(e)        AA-    Baa1          500       527,300
------------------------------------------------------------------
Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  8.625%, Project B,
    01/01/04                A      A             670       685,913
------------------------------------------------------------------
  7.625%, Project A,
    01/01/09                A      A           1,000     1,030,000
------------------------------------------------------------------
                                                         2,243,213
------------------------------------------------------------------

TRANSPORTATION-18.93%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  5.10%, Series 1992 B,
    09/01/99                AA-    A1          1,000     1,017,800
------------------------------------------------------------------
  6.25%, Series 1991 B,
    10/01/01(b)(c)          NRR    Aaa         1,000     1,086,680
------------------------------------------------------------------
  6.80%, Series A,
    06/01/03(b)(c)          NRR    NRR         1,250     1,396,225
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/10                AA-    A1            530       623,227
------------------------------------------------------------------
  3.65%, Series 1990 I,
    12/01/10(g)             A-1+   VMIG-1        235       235,000
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
TRANSPORTATION-(CONTINUED)

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  5.90%, Series 1991 B,
    10/01/99(b)             AA-    Aaa      $  1,000   $ 1,029,490
------------------------------------------------------------------
  6.80%, Series 1989 C,
    12/01/99(b)(c)          AAA    NRR           500       532,865
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/12                AA-    A1          1,500     1,758,945
------------------------------------------------------------------
                                                         7,680,232
------------------------------------------------------------------

WATER & SEWER-8.95%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982 Refunding
  PCR
  6.55%, 02/15/13           AAA    Aaa           250       275,335
------------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic
  Co. Project); Refunding
  RB
  7.25%, Series 1990,
    06/01/20                A+     -             800       861,008
------------------------------------------------------------------
  6.15%, 04/01/35(e)        A+     -             250       266,500
------------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11           AAA    Aaa         1,100     1,201,585
------------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06           -      Aa3           180       207,286
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
WATER & SEWER-(CONTINUED)

South Central Connecticut
  Regional Water
  Authority; Eighth Series
  1990 A Water System RB
  6.60%, 08/01/00(b)(c)     NRR    NRR      $    250   $   268,560
------------------------------------------------------------------
South Central Connecticut
  Regional Water
  Authority; Series 1988
  Water System RB
  6.80%, 08/01/98(b)(c)     NRR    NRR           535       550,954
------------------------------------------------------------------
                                                         3,631,228
------------------------------------------------------------------

MISCELLANEOUS-3.82%

Connecticut Development
  Authority (Economic
  Development Projects);
  1992 Series Refunding
  Bonds
  6.00%, 11/15/08           AA-    Aa            500       523,085
------------------------------------------------------------------
Guam (Government of);
  Series 1995 A GO
  5.25%, 09/01/99           BBB    -             250       252,490
------------------------------------------------------------------
  5.375%, 09/01/00          BBB    -             250       252,298
------------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority); Series X RB
  5.20%, 07/01/03           A      Baa1          500       523,520
------------------------------------------------------------------
                                                         1,551,393
------------------------------------------------------------------
TOTAL INVESTMENTS-95.44%                                38,715,031(h)
------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.56%                      1,851,523
------------------------------------------------------------------
NET ASSETS-100.00%                                     $40,566,554
==================================================================

ABBREVIATIONS:

GO   - General Obligation Bonds
NRR  - Not re-rated
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") . NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Subject to an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance.
(e) Security subject to alternative minimum tax.
(f) Secured by a letter of credit.
(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/98.
(h) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

ASSETS:

Investments, at market value (cost
  $36,201,660)                             $   38,715,031
---------------------------------------------------------
Cash                                               18,763
---------------------------------------------------------
Receivables for:
  Capital stock sold                            1,304,788
---------------------------------------------------------
  Interest                                        716,571
---------------------------------------------------------
Investment for deferred compensation plan          18,177
---------------------------------------------------------
Other assets                                        3,239
---------------------------------------------------------
    Total assets                               40,776,569
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                         67,320
---------------------------------------------------------
  Dividends                                        66,493
---------------------------------------------------------
  Deferred compensation                            18,177
---------------------------------------------------------
Accrued advisory fees                              11,167
---------------------------------------------------------
Accrued administrative services fees                3,749
---------------------------------------------------------
Accrued transfer agent fees                         2,110
---------------------------------------------------------
Accrued distribution fees                          24,283
---------------------------------------------------------
Accrued operating expenses                         16,716
---------------------------------------------------------
    Total liabilities                             210,015
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   40,566,554
---------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,673,346
=========================================================
Net asset value and redemption price per
share                                      $        11.04
=========================================================
Offering price per share:
  (Net asset value of $11.04
   divided by 95.25%)                      $        11.59
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME:

Interest income                               $2,277,828
========================================================

EXPENSES:

Advisory fees                                    193,137
--------------------------------------------------------
Administrative services fees                      46,188
--------------------------------------------------------
Custodian fees                                     3,464
--------------------------------------------------------
Transfer agent fees                               25,913
--------------------------------------------------------
Directors' fees                                    8,111
--------------------------------------------------------
Distribution fees                                 96,569
--------------------------------------------------------
Other                                             52,663
--------------------------------------------------------
    Total expenses                               426,045
--------------------------------------------------------
Less: Fees waived by advisor                     (86,950)
--------------------------------------------------------
    Net expenses                                 339,095
--------------------------------------------------------
Net investment income                          1,938,733
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                      42,016
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     921,449
--------------------------------------------------------
    Net gain on investment securities            963,465
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $2,902,198
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                 1998            1997
                                                              -----------     -----------
OPERATIONS:

  Net investment income                                       $ 1,938,733     $ 2,015,395
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       42,016        (111,639)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                    921,449         (75,618)
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        2,902,198       1,828,138
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (1,940,749)     (1,983,768)
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions         1,486,630      (1,081,336)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       2,448,079      (1,236,966)
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          38,118,475      39,355,441
-----------------------------------------------------------------------------------------
  End of period                                               $40,566,554     $38,118,475
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $38,229,116     $36,742,486
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              34,688          36,704
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (210,621)       (252,637)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              2,513,371       1,591,922
-----------------------------------------------------------------------------------------
                                                              $40,566,554     $38,118,475
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Bond Fund of Connecticut, AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $211,744, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the year ended March 31, 1998, AIM voluntarily waived advisory fees of $86,950.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1998, the Fund reimbursed AIM $46,188 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1998, the Fund paid AFS $17,902 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended March 31, 1998, the Fund paid AIM Distributors $96,569 as compensation under the Plan.
  AIM Distributors received commissions of $29,650 from sales of shares of the Fund's capital stock during the year ended March 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1998, the Fund paid legal fees of $3,296 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limits set by its prospectus for borrowings. During the year ended March 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1998 were $2,164,955 and $1,908,400, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $2,514,177
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (806)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $2,513,371
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended March 31, 1998 and 1997 were as follows:

                                1998                      1997
                       ----------------------   ------------------------
                        SHARES      AMOUNT        SHARES       AMOUNT
                       --------   -----------   ----------   -----------
Sold                    542,798   $ 5,974,834      522,830   $ 5,656,859
-------------------    --------   -----------     --------   -----------
Issued as
  reinvestment of
  dividends             111,509     1,225,791      115,643     1,250,693
-------------------    --------   -----------     --------   -----------
Reacquired             (520,818)   (5,713,995)    (739,882)   (7,988,888)
-------------------    --------   -----------     --------   -----------
                        133,489   $ 1,486,630     (101,409)  $(1,081,336)
===================    ========   ===========     ========   ===========

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the four-year period ended March 31, 1998, the three months ended March 31, 1994 and the year ended December 31, 1993.

                                                                              MARCH 31,
                                                     -----------------------------------------------------------     DECEMBER 31,
                                                      1998         1997         1996         1995         1994           1993
                                                     -------     --------     --------     --------     --------     ------------
Net asset value, beginning of period                 $ 10.77     $  10.81     $  10.71     $  10.69     $  11.29        $  10.65
------------------------------------------------     -------     --------     --------     --------     --------        --------
Income from investment operations:
    Net investment income                               0.55         0.56         0.56         0.56         0.15            0.60
------------------------------------------------     -------     --------     --------     --------     --------        --------
    Net gains (losses) on securities (both
      realized and unrealized)                          0.27        (0.05)        0.10         0.04        (0.61)           0.65
------------------------------------------------     -------     --------     --------     --------     --------        --------
        Total from investment operations                0.82         0.51         0.66         0.60        (0.46)           1.25
------------------------------------------------     -------     --------     --------     --------     --------        --------
Less distributions:
    Dividends from net investment income               (0.55)      (0.55)        (0.56)       (0.57)       (0.14)          (0.60)
------------------------------------------------     -------     --------     --------     --------     --------        --------
    Distributions from net realized gains                 --           --           --           --           --           (0.01)
------------------------------------------------     -------     --------     --------     --------     --------        --------
    Returns of capital                                    --           --           --        (0.01)          --              --
------------------------------------------------     -------     --------     --------     --------     --------        --------
        Total distributions                            (0.55)       (0.55)       (0.56)       (0.58)       (0.14)          (0.61)
================================================     =======     ========     ========     ========     ========        ========
Net asset value, end of period                       $ 11.04     $  10.77     $  10.81     $  10.71     $  10.69        $  11.29
================================================     =======     ========     ========     ========     ========        ========
Total return(a)                                         7.78%        4.84%        6.24%        5.78%       (4.06)%         11.99%
================================================     =======     ========     ========     ========     ========        ========
Ratio/supplemental data:
Net assets, end of period (000s omitted)             $40,567     $ 38,118     $ 39,355     $ 38,289     $ 42,361        $ 46,224
================================================     =======     ========     ========     ========     ========        ========
Ratio of expenses to average net assets(b)              0.88%(c)     0.72%        0.66%        0.55%        0.50%(d)        0.34%
================================================     =======     ========     ========     ========     ========        ========
Ratio of net investment income to average net
  assets(b)                                             5.02%(c)     5.18%        5.16%        5.37%        5.32%(d)        5.42%
================================================     =======     ========     ========     ========     ========        ========
Portfolio turnover rate                                    5%          17%          17%           7%           2%              5%
================================================     =======     ========     ========     ========     ========        ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.11%, 1.09%, 1.16%, 1.13%, 1.23% (annualized), and 1.30%, for the periods
    1998-93, respectively. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 4.79%, 4.81%, 4.66%, 4.79%, 4.59% (annualized), and 4.45%, for the periods 1998-93, respectively.

(c) Ratios are based on average daily net assets of $38,627,413.

(d) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Tax-Exempt Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund on Connecticut as of March 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the three-month period ended March 31, 1994, and for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Houston, Texas
May 1, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                                 OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                              11 Greenway Plaza
Chairman                                           Chairman                                      Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                       John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                                 Carol F. Relihan                              Houston, TX 77046
                                                   Senior Vice President and Secretary
Owen Daly II                                                                                     TRANSFER AGENT
Director                                           Gary T. Crum
Cortland Trust Inc.                                Senior Vice President                         A I M Fund Services, Inc.
                                                                                                 P.O. Box 4739
Edward K. Dunn Jr.                                 Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;               Vice President and Assistant Treasurer
Director, AEGEON USA;                                                                            CUSTODIAN
Formerly Vice Chairman and President,              Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and           Vice President                                The Bank of New York
President, Mercantile Bankshares                                                                 90 Washington Street
                                                   Melville B. Cox                               11th Floor
Jack Fields                                        Vice President                                New York, NY 10286
Chief Executive Officer
Texana Global, Inc.;                               Karen Dunn Kelley                             COUNSEL TO THE FUND
Formerly Member                                    Vice President
of the U.S. House of Representatives                                                             Ballard Spahr
                                                   Renee A. Bamford                              Andrews & Ingersoll, LLP
Carl Frischling                                    Assistant Secretary                           1735 Market Street
Partner                                                                                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel                  P. Michelle Grace
                                                   Assistant Secretary                           COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer              Jeffrey H. Kupor                              Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                        Assistant Secretary                           919 Third Avenue
                                                                                                 New York, NY 10022
John F. Kroeger                                    Nancy L. Martin
Formerly Consultant                                Assistant Secretary                           DISTRIBUTOR
Wendell & Stockel Associates, Inc.
                                                   Ofelia M. Mayo                                A I M Distributors, Inc.
Lewis F. Pennock                                   Assistant Secretary                           11 Greenway Plaza
Attorney                                                                                         Suite 100
                                                   Lisa A. Moss                                  Houston, TX 77046
Ian W. Robinson                                    Assistant Secretary
Consultant; Formerly Executive                                                                   AUDITORS
Vice President and                                 Kathleen J. Pflueger
Chief Financial Officer                            Assistant Secretary                           KPMG Peat Marwick LLP
Bell Atlantic Management                                                                         700 Louisiana
Services, Inc.                                     Samuel D. Sirko                               Houston, TX 77002
                                                   Assistant Secretary
Louis S. Sklar
Executive Vice President                           Stephen I. Winer
Hines Interests                                    Assistant Secretary
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 1998.

AIM Tax-Exempt Bond Fund of Connecticut paid ordinary dividends in the amounts of $0.552 per share to shareholders during the Fund's tax year ended March 31, 1998. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                                                                 THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                                 AGGRESSIVE GROWTH
                                                                 AIM Aggressive Growth Fund*
                                                                 AIM Asian Growth Fund
                                                                 AIM Capital Development Fund
                                                                 AIM Constellation Fund
                                                                 AIM European Development Fund
                                                                 AIM Global Aggressive Growth Fund

                                                                 GROWTH OF CAPITAL
                                                                 AIM Advisor International Value Fund
                                                                 AIM Blue Chip Fund
                                                                 AIM Global Growth Fund
                                                                 AIM International Equity Fund
                                                                 Aim Select Growth Fund
                                                                 AIM Value Fund
                     [PHOTO OF                                   AIM Weingarten Fund
                  11 GREENWAY PLAZA
                   APPEARS HERE]                                 GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                 AIM Advisor Flex Fund
                                                                 AIM Advisor Large Cap Value Fund
                                                                 AIM Advisor MultiFlex Fund
                                                                 AIM Advisor Real Estate Fund
                                                                 AIM Balanced Fund
                                                                 AIM Charter Fund
                                                                 AIM Global Utilities Fund

                                                                 HIGH CURRENT INCOME OR CURRENT INCOME
                                                                 AIM High Yield Fund
                                                                 AIM Global Income Fund
                                                                 AIM Income Fund

                                                                 CURRENT TAX-FREE INCOME
                                                                 AIM High Income Municipal Fund
                                                                 AIM Municipal Bond Fund
                                                                 AIM Tax-Exempt Bond Fund of Connecticut
                                                                 AIM Tax-Free Intermediate Fund

                                                                 CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                 AIM Intermediate Government Fund
                                                                 AIM Limited Maturity Treasury Fund
A I M Management Group Inc. has provided leadership in the       AIM Money Market Fund
mutual fund industry since 1976 and managed approximately        AIM Tax-Exempt Cash Fund
$89 billion in assets for more than 3.9 million
shareholders, including individual investors, corporate          *AIM Aggressive Growth Fund was closed to new investors
clients, and financial institutions as of March 31, 1998.        on June 5, 1997. For more complete information about any AIM
The AIM Family of Funds--Registered Trademark-- is               Fund(s), including sales charges and expenses, ask your
distributed nationwide, and AIM today ranks among the            financial consultant or securities dealer for a free
nation's top 15 mutual fund companies in assets under            prospectus(es). Please read the prospectus(es) carefully before
management, according to Lipper Analytical Services, Inc.        you invest or send money.

                                                                      INVEST WITH DISCIPLINE-SM-
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